UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 7, 2004

P.F. Chang’s China Bistro, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25123	86-0815086

(State or other jurisdiction of incorporation)

15210 N. Scottsdale Road, Suite 300, Scottsdale, Arizona		85254
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 957-8986

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description

99.1	January 7, 2004 Press Release by P.F. Chang’s China Bistro, Inc.

Item 12. Results of Operations and Financial Condition

On January 7, 2004, P.F. Chang’s China Bistro, Inc. (the “Company”) issued a press release describing selected financial results of the Company for the fourth quarter ended December 28, 2003. Pursuant to SEC Release No. 33-8216, this press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 12, Results of Operations and Financial Condition, to this Report on Form 8-K.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.F. Chang’s China Bistro, Inc.

Date: January 7, 2004	By:	/s/ Kristina K. Cashman

Kristina K. Cashman Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit	Description

99.1	January 7, 2004 Press Release by P.F. Chang’s China Bistro, Inc.